UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2018

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2018 annual meeting of stockholders at 8:00 a.m. (EDT) on May 15, 2018, for the purpose of: (i) electing nine (9) directors to ARMOUR’s Board of Directors until its 2019 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2018; and (iii) approving, by a non-binding advisory vote, ARMOUR’s 2017 executive compensation. For more information on the proposals described below, please refer to ARMOUR’s proxy statement dated April 4, 2018. As of the record date of March 23, 2018, there were a total of 41,898,404 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 38,830,094 shares of common stock, or approximately 92.7% of the shares outstanding and entitled to vote at the annual meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — To elect nine (9) directors to ARMOUR’s Board of Directors until its 2019 annual meeting of stockholders and until their successors are duly elected and qualified.

The nine (9) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2019 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	21,038,614	893,300	16,898,180
Jeffrey J. Zimmer	21,032,203	899,711	16,898,180
Daniel C. Staton	20,414,559	1,517,355	16,898,180
Marc H. Bell	18,034,630	3,897,284	16,898,180
Carolyn Downey	21,325,616	606,298	16,898,180
Thomas K. Guba	21,296,516	635,398	16,898,180
Robert C. Hain	21,271,692	660,222	16,898,180
John P. Hollihan, III	21,415,030	516,884	16,898,180
Stewart J. Paperin	21,427,842	504,072	16,898,180

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2018.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2018. The proposal received the following final voting results:

For	Against	Abstain
38,022,586	540,421	267,087

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2017 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2017 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
19,969,987	1,656,829	305,118	16,898,180

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer